SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 4, 2003


                        CIT Equipment Collateral 2002-VT1
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        000-49841                                        77-0298311
(Commission File Number)                      (IRS Employer Identification No.)

                            c/o The Bank of New York
                        Attn: Corporate Trust Department,
                        CIT Equipment Collateral 2002-VT1
                        101 Barclay Street, Floor 12 East
                            New York, New York 10286
              (Address of principal executive offices and zip code)


       Registrants' telephone number, including area code: (212) 328-7538



                                       N/A
          (Former name or former address, if changed since last report)

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

                  The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

EXHIBIT NO.                                 DESCRIPTION
----------                                  -----------

  99.1                                      Pool Data Report


                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CIT EQUIPMENT COLLATERAL 2002-VT1


                                           By:  CIT FINANCIAL USA, INC.,
                                                    as Servicer


                                           By:  /S/ BARBARA CALLAHAN
                                                -----------------------
                                                Name:  Barbara Callahan
                                                Title: Vice President


Dated:  April 4, 2003

Exhibit 99.1 - Pool Data Report


CIT EQUIPMENT TRUST 2002-VT1
COMPOSITION OF CONTRACT POOL
AT JANUARY 31, 2003
                                                                      WEIGHTED              WEIGHTED                AVERAGE
                                                CURRENT               AVERAGE                AVERAGE                REQUIRED
                               NUMBER          REQUIRED               ORIGINAL              REMAINING                PAYOFF
                                 OF             PAYOFF                  TERM                  TERM                   AMOUNT
                             CONTRACTS          AMOUNT                (RANGE)                (RANGE)                (RANGE)
                             ---------        ----------             ---------             -----------             ----------
                               70,632        $ 715,078,904          46.6 months            30.6 months              $10,124
                                                                 (13 to 84 months)      (3 to 72 months)       ($0 to $6,959,759)


TYPE OF CONTRACT
AT JANUARY 31, 2003
                                                                        % OF
                                                                       TOTAL                                          % OF
                                                NUMBER                 NUMBER               REQUIRED                REQUIRED
                                                  OF                     OF                  PAYOFF                  PAYOFF
TYPE OF CONTRACT                               CONTRACTS             CONTRACTS               AMOUNT                  AMOUNT
----------------                               ---------             ---------              --------                ---------
True Leases                                      48,843                  69.15%              $527,721,050              73.80%
Finance Leases                                   21,789                  30.85                187,357,854              26.20
                                         ------------------------------------------------------------------------------------------
   Total                                         70,632                 100.00%              $715,078,904             100.00%
                                         ==========================================================================================




CIT EQUIPMENT TRUST 2002-VT1
GEOGRAPHICAL DISTRIBUTION
(BASED ON OBLIGOR BILLING ADDRESS)
AT JANUARY 31, 2003

                                                                       % OF
                                                                       TOTAL                                             % OF
                                                NUMBER                NUMBER                  REQUIRED                 REQUIRED
                                                  OF                    OF                     PAYOFF                   PAYOFF
STATE                                          CONTRACTS             CONTRACTS                 AMOUNT                   AMOUNT
-----                                          ---------             ---------               ---------                ----------
Alabama                                           705                   1.00%          $      3,934,986                  0.55%
Alaska                                            138                   0.20                    711,374                  0.10
Arizona                                         1,781                   2.52                 16,263,421                  2.27
Arkansas                                          380                   0.54                  3,949,984                  0.55
California                                      9,176                  12.99                 74,374,456                 10.40
Colorado                                        1,444                   2.04                 10,502,718                  1.47
Connecticut                                     1,277                   1.81                 14,122,576                  1.97
Delaware                                          274                   0.39                  3,485,691                  0.49
District of Columbia                              438                   0.62                  9,968,423                  1.39
Florida                                         4,720                   6.68                 33,509,588                  4.69
Georgia                                         2,187                   3.10                 23,895,893                  3.34
Hawaii                                            103                   0.15                    590,319                  0.08
Idaho                                             192                   0.27                    980,951                  0.14
Illinois                                        1,528                   2.16                 34,710,975                  4.85
Indiana                                           990                   1.40                  9,240,286                  1.29
Iowa                                              412                   0.58                  3,807,085                  0.53
Kansas                                            399                   0.56                  8,312,486                  1.16
Kentucky                                          495                   0.70                  2,992,017                  0.42
Louisiana                                         697                   0.99                  3,219,632                  0.45
Maine                                             117                   0.17                    678,081                  0.09
Maryland                                        1,451                   2.05                 11,303,163                  1.58
Massachusetts                                   2,711                   3.84                 27,407,826                  3.83
Michigan                                        2,265                   3.21                 23,507,162                  3.29
Minnesota                                       1,204                   1.70                 12,531,902                  1.75
Mississippi                                       351                   0.50                  2,268,914                  0.32
Missouri                                        1,032                   1.46                 14,510,028                  2.03
Montana                                           196                   0.28                    741,034                  0.10
Nebraska                                          243                   0.34                  1,783,632                  0.25
Nevada                                            398                   0.56                  2,632,058                  0.37
New Hampshire                                     389                   0.55                  1,885,113                  0.26
New Jersery                                     4,255                   6.02                 64,792,673                  9.06
New Mexico                                        345                   0.49                  1,699,547                  0.24
New York                                        6,140                   8.69                 64,470,178                  9.02
North Carolina                                  1,823                   2.58                 17,954,984                  2.51
North Dakota                                       55                   0.08                    839,983                  0.12
Ohio                                            1,970                   2.79                 16,548,585                  2.31
Oklahoma                                          690                   0.98                  7,123,561                  1.00
Oregon                                            932                   1.32                  6,802,894                  0.95
Pennsylvania                                    3,199                   4.53                 32,382,706                  4.53
Rhode Island                                      272                   0.39                  2,036,346                  0.28
South Carolina                                    787                   1.11                  6,781,299                  0.95
South Dakota                                      144                   0.20                    864,154                  0.12
Tennessee                                       1,308                   1.85                 12,250,857                  1.71
Texas                                           5,684                   8.05                 63,669,388                  8.90
Utah                                              334                   0.47                  2,679,743                  0.37
Vermont                                           197                   0.28                  1,098,307                  0.15
Virginia                                        1,954                   2.77                 16,995,921                  2.38
Washington                                      1,610                   2.28                 23,822,358                  3.33
West Virginia                                     227                   0.32                  1,574,931                  0.22
Wisconsin                                         898                   1.27                 12,432,651                  1.74
Wyoming                                           115                   0.16                    436,068                  0.06
                                       --------------------------------------------------------------------------------------------
   Total                                       70,632                 100.00%          $    715,078,904                100.00%
                                       ============================================================================================


CIT EQUIPMENT TRUST 2002-VT1
PAYMENT STATUS
AT JANUARY 31, 2003
                                                                      % OF
                                                                     TOTAL                                               % OF
                                               NUMBER                NUMBER                  REQUIRED                  REQUIRED
                                                 OF                    OF                     PAYOFF                    PAYOFF
DAYS DELINQUENT                              CONTRACTS             CONTRACTS                  AMOUNT                    AMOUNT
---------------                              ---------             ---------                  ------                    ------
Current, including 1 to 30 day
   delinquent contracts                       66,907                   94.73%               $690,648,306                  96.58%
31-60 days delinquent                          2,060                    2.92                  14,318,835                   2.00
61-90 days delinquent                            775                    1.10                   4,674,234                   0.65
91-120 days delinquent                           414                    0.59                   2,446,630                   0.34
Over 120 days delinquent                         476                    0.67                   2,990,899                   0.42
                                      ---------------------------------------------------------------------------------------------
   Total                                      70,632                  100.00%               $715,078,904                 100.00%
                                      =============================================================================================


EQUIPMENT TYPE
AT JANUARY 31, 2003

                                                                      % OF
                                                                     TOTAL                                               % OF
                                               NUMBER                NUMBER                  REQUIRED                  REQUIRED
                                                 OF                    OF                     PAYOFF                    PAYOFF
TYPE OF EQUIPMENT                            CONTRACTS             CONTRACTS                  AMOUNT                    AMOUNT
-----------------                            ---------             ---------                ----------                ----------
Computers                                     51,259                   72.57%               $345,329,974                  48.29%
Telecommunications                            11,695                   16.56                 262,863,340                  36.76
General Office Equipment/Copiers               4,019                    5.69                  53,837,755                   7.53
Automotive                                     2,920                    4.13                  26,691,851                   3.73
Computer Software                                247                    0.35                  20,779,345                   2.91
Other(1)                                         492                    0.70                   5,576,638                   0.78
                                      ---------------------------------------------------------------------------------------------
   Total                                      70,632                  100.00%               $715,078,904                 100.00%
                                      =============================================================================================


(1) Includes $143,141 as the largest and $11,335 as the average Required Payoff Amount



CIT EQUIPMENT TRUST 2002-VT1
REQUIRED PAYOFF AMOUNT
AT JANUARY 31, 2003
                                                                          % OF
                                                                          TOTAL                                        % OF
                                                    NUMBER               NUMBER                REQUIRED              REQUIRED
                                                      OF                   OF                   PAYOFF                PAYOFF
REQUIRED PAYOFF AMOUNT                            CONTRACTS             CONTRACTS               AMOUNT                AMOUNT
----------------------                            ---------             ---------            -----------            ----------
0 - 5,000.00                                        47,402                  67.11%         $     98,240,950             13.74%
5,000.01 - 10,000.00                                10,545                  14.93                74,222,245             10.38
10,000.01 - 15,000.00                                4,015                   5.68                48,794,754              6.82
15,000.01 - 25,000.00                                3,473                   4.92                66,864,828              9.35
25,000.01 - 50,000.00                                2,984                   4.22               103,147,750             14.42
50,000.01 - 100,000.00                               1,362                   1.93                92,608,815             12.95
100,000.01 - 150,000.00                                377                   0.53                46,055,214              6.44
150,000.01 - 250,000.00                                235                   0.33                45,649,186              6.38
250,000.01 - 500,000.00                                154                   0.22                52,695,513              7.37
500,000.01 - 1,000,000.00                               57                   0.08                35,734,703              5.00
1,000,000.01 - 1,500,000.00                             16                   0.02                19,293,593              2.70
1,500,000.01 - 2,500,000.00                              8                   0.01                16,367,646              2.29
2,500,000.01 - 5,000,000.00                              3                   0.00                 8,443,949              1.18
over 5,000,000.01 (1)                                    1                   0.00                 6,959,759              0.97
                                                ------------------------------------------------------------------------------------
   Total                                            70,632                 100.00%         $    715,078,904            100.00%
                                                ====================================================================================

(1) Includes $6,959,759 as the largest Required Payoff Amount.



REMAINING TERM
AT JANUARY 31, 2003
                                                                          % OF
                                                                          TOTAL                                        % OF
                                                    NUMBER               NUMBER                REQUIRED              REQUIRED
                                                      OF                   OF                   PAYOFF                PAYOFF
REMAINING TERMS OF CONTRACTS                      CONTRACTS             CONTRACTS               AMOUNT                AMOUNT
----------------------------                      ---------             ---------             ----------             ----------
(MONTHS)
  1- 12                                            14,178                  20.07%          $    73,730,217             10.31%
 13- 24                                            27,700                  39.22               241,000,103             33.70
 25- 36                                            15,674                  22.19                91,457,279             12.79
 37- 48                                            11,888                  16.83               261,205,892             36.53
 49- 60                                             1,178                   1.67                35,062,475              4.90
 61- 72                                                14                   0.02                12,622,938              1.77
                                                 -----------------------------------------------------------------------------------
   Total                                           70,632                 100.00%             $715,078,904            100.00%
                                                 ===================================================================================




CIT EQUIPMENT TRUST 2002-VT1
TYPES OF OBLIGOR
AT JANUARY 31, 2003
                                                                    % OF
                                                                    TOTAL                                                % OF
                                             NUMBER                NUMBER                    REQUIRED                  REQUIRED
                                               OF                    OF                       PAYOFF                    PAYOFF
TYPE OF OBLIGOR                             CONTRACTS             CONTRACTS                   AMOUNT                    AMOUNT
---------------                            ----------             ----------               -----------                ----------
Service Organizations(1)                    25,399                   35.96%                $278,597,224                   38.96%
Manufacturing                                7,607                   10.77                  133,900,978                   18.73
Financial Services Institutions              5,804                    8.22                   67,551,112                    9.45
Retail Trade                                 4,492                    6.36                   44,671,801                    6.25
Other(2)                                    14,735                   20.86                   39,930,207                    5.58
Wholesale Trade                              3,415                    4.83                   39,790,002                    5.56
Medical/Healthcare Organizations             2,703                    3.83                   29,834,915                    4.17
Communications & Utilities                   1,041                    1.47                   29,791,649                    4.17
Transportation                               1,077                    1.52                   14,834,434                    2.07
Construction                                 2,497                    3.54                   13,478,600                    1.88
Printing & Publishing                          744                    1.05                    9,596,842                    1.34
Government                                     448                    0.63                    6,671,332                    0.93
Resources & Agriculture                        670                    0.95                    6,429,809                    0.90
                                  -------------------------------------------------------------------------------------------------
   Total                                    70,632                  100.00%                $715,078,904                  100.00%
                                  =================================================================================================


(1) Primarily: Miscellaneous Service Organizations (21%); Engineering, Accounting and Research (18%); Business Services (17%); Legal Services (8%); and Educational Services (7%).
(2) Includes $332,080 as the largest Required Payoff Amount belonging to a single obligor

As shown in the table above, the servicer's records list 5.58% of the total required payoff amount in the category of "Other" obligor. The servicer notes that the collateral securing approximately 4.94% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 0.64% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.


OBLIGOR CONCENTRATION
                                                                                                 % OF
                                             NUMBER                  REQUIRED                  REQUIRED
OBLIGORS (INCLUDING CONTRACTS                  OF                     PAYOFF                    PAYOFF
SECURING VENDOR LOANS)                      CONTRACTS                 AMOUNT                    AMOUNT
-----------------------------              -----------              -----------               ------------
Top 5                                          825                  $43,954,662                    6.15%


The top 5 obligors conduct business in the retail trade, manufacturing, services industries, and communications & utilities.


CIT EQUIPMENT TRUST 2002-VT1
SCHEDULED PAYMENTS FROM THE CONTRACTS
AT JANUARY 31, 2003

         COLLECTION                     SCHEDULED               COLLECTION               SCHEDULED
           PERIOD                       CASHFLOWS                 PERIOD                 CASHFLOWS
         -----------                  --------------          ---------------         --------------
Positive Rent Due                       9,466,774.20
               February-2003           26,139,942.47            February-2006          7,412,320.72
                  March-2003           31,471,259.58               March-2006          6,897,211.07
                  April-2003           37,873,402.06               April-2006          6,335,195.21
                    May-2003           31,292,638.24                 May-2006          5,763,672.40
                   June-2003           31,576,843.01                June-2006          5,130,829.22
                   July-2003           35,052,618.25                July-2006          4,676,229.81
                 August-2003           30,040,949.50              August-2006          3,972,361.29
              September-2003           28,617,434.15           September-2006          3,306,374.58
                October-2003           30,891,933.74             October-2006          2,537,282.17
               November-2003           25,917,615.39            November-2006          2,087,746.85
               December-2003           25,529,380.57            December-2006          1,592,735.52
                January-2004           26,867,318.65             January-2007          1,111,209.55
               February-2004           23,323,134.94            February-2007            621,153.85
                  March-2004           22,578,864.24               March-2007            423,399.78
                  April-2004           23,934,054.08               April-2007            380,148.85
                    May-2004           21,229,990.85                 May-2007            327,321.82
                   June-2004           20,401,009.03                June-2007            253,737.86
                   July-2004           20,851,887.57                July-2007            250,233.94
                 August-2004           17,449,943.52              August-2007            246,723.48
              September-2004           15,896,587.79           September-2007            245,283.33
                October-2004           15,992,509.57             October-2007            243,310.91
               November-2004           13,773,873.30            November-2007            241,603.53
               December-2004           12,683,560.57            December-2007            231,244.67
                January-2005           12,080,342.29             January-2008            229,761.18
               February-2005           10,825,427.68            February-2008             93,435.30
                  March-2005           10,217,247.65               March-2008             37,965.90
                  April-2005           10,331,380.83               April-2008             37,254.96
                    May-2005            9,969,967.03                 May-2008             37,254.96
                   June-2005            9,882,526.63                June-2008             37,254.96
                   July-2005            9,617,653.80                July-2008             37,254.96
                 August-2005            9,322,880.40              August-2008             37,254.96
              September-2005            9,098,454.41           September-2008             37,255.96
                October-2005            8,800,245.90             October-2008             14,981.76
               November-2005            8,510,453.38            November-2008              6,519.36
               December-2005            8,278,937.69            December-2008              6,276.76
                January-2006            7,957,959.36             January-2009                  -
